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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Golden State Holdings Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                  /s/  KPMG PEAT MARWICK LLP
  ------------------------------
                                                    KPMG Peat Marwick LLP

San Francisco, California
November 5, 1998